UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2009

COVIDIEN LTD.

(Exact Name of Registrant as Specified in Charter)

Bermuda	001-33259	98-0518045
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Cherrywood Business Park

Block G, First Floor

Loughlinstown, Co.

Dublin, Ireland

(Address of Principal Executive Offices, including Zip Code)

(353) 439-3000

(Registrant’s telephone number, including area code)

131 Front Street

Hamilton, HM 12 Bermuda

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On April 30, 2009, Covidien Ltd. (the “Company”) issued a press release announcing financial results for the fiscal quarter and six-months ended March 27, 2009. A copy of the press release is furnished as Exhibit 99.1 to this report.

In addition, the Company is providing additional financial information regarding prior periods through financial schedules posted on its website and attached as Exhibit 99.2 hereto. These schedules contain certain financial measures, including adjusted operating income, adjusted earnings per share, adjusted income from continuing operations before income taxes, adjusted income from continuing operations and adjusted diluted earnings per share from continuing operations as well as various financial measures which exclude the effect of oxycodone hydrochloride extended-release tablets (Oxy ER) sales that are considered non-GAAP financial measures under applicable Securities and Exchange Commission rules and regulations. These non-GAAP financial measures should be considered supplemental to, and not a substitute for, financial information prepared in accordance with generally accepted accounting principles. The definition of these non-GAAP financial measures may differ from similarly titles measures used by others.

The non-GAAP financial measures used adjust for specified items that can be highly variable, difficult to predict or, in the case of Oxy ER, have a significant one-time impact. The Company generally uses these non-GAAP financial measures to facilitate management’s financial and operational decision-making, including evaluation of Covidien’s historical operating results, comparison to competitors’ operating results and determination of management incentive compensation. These non-GAAP financial measures reflect an additional way of viewing aspects of the Company’s operations that, when viewed with GAAP results and the reconciliations to corresponding GAAP financial measures, may provide a more complete understanding of factors and trends affecting the Company’s business.

Because non-GAAP financial measures exclude the effect of items that will increase or decrease the Company’s reported results of operations, management strongly encourages investors to review the Company’s consolidated financial statements and publicly filed reports in their entirety. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures is included in the tables furnished as Exhibit 99.2.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated April 30, 2009

99.2	Non-GAAP Reconciliations

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVIDIEN LTD.

By:	/s/ Richard G. Brown, Jr.
Richard G. Brown, Jr.
Vice President, Chief Accounting Officer and Controller

Date: April 30, 2009

EXHIBIT INDEX

Exhibit No.	Exhibit Name
99.1	Press Release dated April 30, 2009

99.2	Non-GAAP Reconciliations